Principal Funds, Inc.
Supplement dated March 20, 2020
to the Statutory Prospectus dated December 31, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR DIVERSIFIED REAL ASSET FUND
Effective April 1, 2020, delete the Example section, and replace with the following:
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The calculation of costs takes into account any applicable contractual fee waivers and/or expense reimbursements for the period noted in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$494	$771	$1,070	$1,916
Class C	299	667	1,162	2,525
Institutional Class	86	294	519	1,167
Class R-3	137	438	761	1,675
Class R-4	118	379	660	1,462
Class R-5	106	342	596	1,324
Class R-6	80	262	460	1,032
With respect to Class C shares, you would pay the following expenses if you did not redeem your shares (all other classes would be the same as in the above example):

	1 year	3 years	5 years	10 years
Class C	$199	$667	$1,162	$2,525

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Add the following paragraphs to the end of the Market Volatility and Securities Issuers section.
Recent events are impacting the securities markets. A respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and has spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in border closings and other travel restrictions and disruptions, disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations and reductions, significant challenges in the healthcare industry, and quarantines. These impacts have caused significant volatility and declines in global financial markets, including declines in oil and commodity markets, which have caused losses for investors. Health crises may exacerbate other pre-existing political, social, economic, market and financial risks and could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. The COVID-19 outbreak has resulted in certain of those negative consequences. Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the COVID-19 outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

The COVID-19 outbreak, and future pandemics, could also impair the information technology and other operational systems upon which a fund’s investment advisor or sub-advisor rely, and could otherwise disrupt the ability of the fund’s service providers to perform essential tasks. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. The resulting market volatility, dramatic changes to interest rates, and unfavorable economic conditions could result in a fund’s inability to achieve its investment objectives, cause the postponement of reconstitution/rebalance dates of passive funds’ underlying indices, adversely affect the prices and liquidity of the securities and other instruments in which a fund invests, negatively impact the fund’s performance, and cause losses on your investment in the fund. You should also review this prospectus and the statement of additional information to understand each fund’s discretion to implement temporary defensive measures, as well as the circumstances in which a fund may satisfy redemption requests in-kind.

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